UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2009

                      Commission file numbers: 333-82084-01
                                               333-82084


       PAPERWEIGHT DEVELOPMENT CORP.                APPLETON PAPERS INC.
    Exact Name of Registrant as                (Exact Name of Registrant as
       Specified in Its Charter)                 Specified in Its Charter)

--------------------------------------------------------------------------------

               Wisconsin                                  Delaware
   (State or Other Jurisdiction of            (State or Other Jurisdiction of
   Incorporation or Organization)            Incorporation or Organization)

           39-2014992                                    36-2556469
   (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)

    825 East Wisconsin Avenue,
        P.O. Box 359, Appleton, Wisconsin          54912-0359
 (Address of Principal Executive Offices)          (Zip Code)
       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On September 8, 2009, Appleton Papers Inc. ("Appleton") announced that it is extending the consent date and the expiration date for its previously announced private note exchange offers and consent solicitations. In those transactions, Appleton has offered, subject to certain conditions, to exchange new 11.25% Second Lien Notes due 2015 (the "New Notes") for its existing 8.125% Senior Notes due 2011 and 9.75% Senior Subordinated Notes due 2014 (collectively, the "Old Notes").

          As extended, the consent date for the offers will be 5:00 p.m., New York City time, on September 9, 2009 and the expiration date for the offers will be 12:00 midnight, New York City time, on September 16, 2009 (in each case unless further extended).

          One of the conditions to the exchange offers and consent solicitations is the receipt of consent from the lenders (the "Lenders") under Appleton's existing senior credit facility (the "Credit Facility") to allow Appleton to exchange the Old Notes for the New Notes. Appleton currently anticipates that such approval, if obtained, will be in the form of an amendment to the Credit Facility that would also provide for other matters, including:

     o a permanent reduction of revolving commitments by $30.0 million according to the following schedule:
               o    $5 million at December 31, 2009;
               o    $10 million at March 31, 2010; and
               o    $15 million at June 30, 2010;

     o the revision of certain ratios and covenants contained in the Credit Facility (including the revision of provisions regarding asset dispositions and extraordinary receipts in a manner that would expand the circumstances under which prepayment of amounts under the Credit Facility would be required);

     o permitting less than 100%, but greater than 50%, ownership of Paperweight Development Corp. ("PDC") by the Appleton Papers Retirement Savings and Employee Stock Option Plan;

     o    an increase in pricing of the term loans; and

     o payment to the Lenders consenting to the amendment of a fee based on their final commitment at the time of effectiveness of the amendment.

          As of 5:00 p.m., New York City time, on September 4, 2009, Appleton had received tenders of Old Notes representing approximately 77% of the outstanding aggregate principal amount of the 8.125% Senior Notes due 2011 and approximately 77% of the outstanding aggregate principal amount of the 9.75% Senior Subordinated Notes due 2014.

          The exchange offers and consent solicitations are being made only to qualified institutional buyers and accredited investors inside the United States and to certain non-U.S.

investors located outside the United States that have completed and returned a related letter of representations. The terms and conditions of the exchange offers and consent solicitations are described in the Offering Circular and related Letter of Transmittal and Consent, dated August 18, 2009. Except as noted herein, the terms and conditions of the exchange offers and consent solicitations remain unchanged. All holders of old notes who have previously tendered old notes and delivered related consents do not need to retender such old notes or redeliver such related consents or take any other action in response to this extension. Other qualified holders of old notes may use the materials previously distributed to them for purposes of tendering old notes and delivering related consents.

          This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any security. This Current Report on Form 8-K is also not a solicitation of consents to the proposed amendments to the indentures governing the Old Notes. No recommendation is made as to whether holders of Old Notes should tender such Old Notes and deliver related consents in the exchange offers and consent solicitations.

          This Current Report on Form 8-K contains forward-looking statements. The words "will," "may," "should," "believes," "anticipates," "intends," "estimates," "expects," "projects," "plans," "seek" or similar expressions are intended to identify forward-looking statements. All statements in this Current Report on Form 8-K, other than statements of historical fact, including statements regarding the potential terms of the exchange offers and consent solicitation statements and the potential Credit Facility amendment, are forward-looking statements. The potential transactions discussed in this Current Report on Form 8-K may not occur on the terms described, or at all. All forward-looking statements speak only as of the date on which they are made. They rely on a number of assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside Appleton's control that could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the factors listed under "Item 1A - Risk Factors" in the Annual Report on Form 10-K for the year ended January 3, 2009, as well as in the Quarterly Report on Form 10-Q for the quarter ended July 5, 2009. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Appleton disclaims any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2009


                                           Paperweight Development Corp.


                                           By:      /s/ Jeffrey J. Fletcher
                                                   -----------------------------
                                           Name:   Jeffrey J. Fletcher
                                           Title:  Controller

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2009

                                           Appleton Papers Inc.


                                           By:      /s/ Jeffrey J. Fletcher
                                                   -----------------------------
                                           Name:   Jeffrey J. Fletcher
                                           Title:  Controller